UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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AMCI Acquisition Corp. II

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On January 23, 2023, the Company released the following press release with respect to the proposed business combination transaction involving the Company and LanzaTech NZ, Inc.

LanzaTech to Host Virtual Analyst & Investor Day

On January 24, 2023

Chicago, IL (January 23, 2023) – LanzaTech NZ, Inc. (“LanzaTech”), an innovative Carbon Capture and Transformation (“CCT”) company that transforms waste carbon into materials such as sustainable fuels, fabrics, packaging, and other products that people use in their daily lives, and AMCI Acquisition Corp. II (“AMCI”) (Nasdaq: AMCI), a publicly-traded special purpose acquisition company, today announced LanzaTech will be hosting a Virtual Analyst & Investor Day on Tuesday, January 24, 2023 at 11:00 am ET.

Members of LanzaTech’s senior management team, accompanied by Nimesh Patel, CEO of AMCI Acquisition Corp. II, will be hosting a webinar to provide analysts and investors an opportunity to learn about LanzaTech, participate in virtual tours of its facilities and participate in a live Q&A session.

Registration is required for this virtual event. To register, please click here or visit https://icr.swoogo.com/lnza/1481891. The presentation materials, as well as a replay of the webcast, will be available following the event on the Investor page of the LanzaTech’s website at https://lanzatech.com/investor-relations/.

On March 8, 2022, AMCI entered into a merger agreement with LanzaTech. The combined company is expected to be listed on the Nasdaq upon completion of the transaction, which is expected to occur in the first quarter of 2023, subject to approval by AMCI’s shareholders and other customary closing conditions.

About LanzaTech

Headquartered in Skokie, IL, LanzaTech transforms waste carbon into materials such as sustainable fuels, fabrics, packaging, and other products. Using a variety of waste feedstocks, LanzaTech’s technology platform highlights a future where consumers are not dependent on virgin fossil feedstocks for everything in their daily lives. LanzaTech’s goal is to challenge and change the way the world uses carbon, enabling a new circular carbon economy where carbon is reused rather than wasted, skies and oceans are kept clean, and pollution becomes a thing of the past. For more LanzaTech visit https://lanzatech.com. LanzaTech previously announced an agreement for a business combination with AMCI, which is expected to result in LanzaTech becoming a public company listed on the Nasdaq Stock Exchange under the new ticker symbol “LNZA” in the first quarter of 2023, subject to customary closing conditions.

About AMCI Acquisition Corp. II

AMCI Acquisition Corp II is a newly organized blank check company formed for the purpose of effecting a merger with a business focused on decarbonizing the heavy industrial complex and transitioning the global energy mix to a lower carbon footprint. Our sponsor is an affiliate of the AMCI group of companies. AMCI invests in and operates industrial businesses focused on natural resources, transportation, infrastructure, metals and energy. AMCI has now invested over $1.7 billion in 40 industrial companies and has an existing portfolio consisting of 21 companies located around the world. AMCI is led by CEO Nimesh Patel, CFO Patrick Murphy, and President Brian Beem. The company’s independent directors include Mark Pinho, and Jill Watz.

Important Information About the Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of AMCI for their consideration. AMCI has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus (as supplemented by that certain supplement to the definitive proxy statement/prospectus, dated as of January 11, 2023, and as may be further supplemented or amended from time to time, the “Definitive Proxy Statement/Prospectus”) relating to the Business Combination.  AMCI’s stockholders and other interested persons are advised to read the Definitive Proxy Statement/Prospectus and documents incorporated by reference therein filed in connection with AMCI’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and other matters, as these materials contain or will contain important information about AMCI, LanzaTech and the Business Combination. The Definitive Proxy Statement/Prospectus and other relevant materials for the Business Combination have been mailed to stockholders of AMCI as of December 28, 2022, the record date for voting on the Business Combination. Stockholders of AMCI may obtain copies of the Definitive Proxy Statement/Prospectus and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, , at the SEC’s website located at www.sec.gov or by directing a request to: AMCI Acquisition Corp. II, 600 Steamboat Road, Greenwich, CT 06830.

Participants in the Solicitation

AMCI and LanzaTech and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of AMCI is set forth in the Definitive Proxy Statement/Prospectus (and will be included in the definitive proxy statement/prospectus). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AMCI stockholders in connection with the proposed business combination is set forth in the Definitive Proxy Statement/Prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of the management of LanzaTech. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-loo king statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of LanzaTech, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-Solicitation

This press release shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

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Contacts:

Media Contact - LanzaTech

Freya Burton, Chief Sustainability Officer

LanzatechPR@icrinc.com

Investor Relations Contact - LanzaTech

Omar El-Sharkawy

VP, Corporate Development

LanzatechIR@icrinc.com